Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Robert B. Ladd, President and Chief Executive Officer of MGT Capital Investments, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2013 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2013	By:	/s/ ROBERT B. LADD
Robert B. Ladd
President and Chief Executive Officer